                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K/A

                                  AMENDMENT NO. 1


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                             Securities Act of 1934


Date of Report (Date of earliest event reported) September 11, 1995


                                  HACH COMPANY
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Delaware                             0-3947                      42-0704420
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(State or other                    (Commission                  IRS Employer
jurisdiction of                     File No.)                Identification No.
incorporation)

                5600 Lindbergh Drive, Loveland, Colorado   80537
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     (Address of principal executive offices)             (Zip Code)


                         (303) 669-3050
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     (Registrant's telephone number, including area code)


                  Not applicable
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     (Former name or former address, if change since last report)















                                Page 1 of 6 pages
                             Exhibit Index at page 4

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Item 5.   OTHER EVENTS.


     On September 11, 1995, Hach Company ("Hach" or "Registrant") announced that Registrant has rejected Lawter International's unsolicited merger proposal to acquire all Hach Company shares not owned by Lawter for $21.00 per share. Also on September 11, 1995, Kathryn Hach-Darrow, Chairman of the Board of Hach Company, forwarded a letter to Mr. Daniel Terra, Chairman of Lawter International, reporting the Registrant's decision to decline Lawter International's offer to acquire all shares of the Registrant not owned by Lawter International.


     The foregoing description of the Registrant's announcement and the Chairman's letter is qualified in its entirety by reference to the text of the announcement and the letter, copies of which are attached as an exhibit to this report and are incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

     (c) EXHIBITS. The exhibits to this report are listed in the Exhibit Index included elsewhere herein.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be prepared and filed on its behalf by the undersigned hereunto duly authorized.


                                HACH COMPANY


                                By:     /s/ Bruce J. Hach
                                        ---------------------------------------
                                        Bruce J. Hach
                                        President


Date:  September 19, 1995


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                                  HACH COMPANY

                                  EXHIBIT INDEX



                                                  Sequential
                                                     Page
                                                    Number
Number and Description of Exhibit                 -----------
---------------------------------

99(a)     Press Release dated September                5
          11, 1995

99(b)     Letter from Mrs. Kathryn                     6
          Hach-Darrow, Chairman of Hach
          Company to Mr. Daniel J.
          Terra, Chairman of Lawter
          International dated September
          11, 1995



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